EX - 10.3

               Consent of Independent Certified Public Accountants
               ---------------------------------------------------



Gravitas International
659A Moberly Road
Vancouver, BC  V6C P1

We have issued our report dated February 14, 2002, accompanying the financial statements included in the Annual Report of Gravitas International on Form 10-KSB for the year ended December 31, 2001. We hereby consent to the incorporation by reference of said report in the Registration Statements of Gravitas International on Form S-8 (File No. 000-28847, effective September 14,
2001).


/s/ GRANT THORNTON LLP

Seattle, Washington
April 15


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